                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
   --------------------------------------------------------------------------
              (Names of Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)  Title of each class of securities to which transaction applies:
        --------------------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transaction applies:
        --------------------------------------------------------------------------------------
   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange
        Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4)  Proposed maximum aggregate value of transaction:
        --------------------------------------------------------------------------------------
        Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.
   (1)  Amount Previously Paid:
        --------------------------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement No.:
        --------------------------------------------------------------------------------------
   (3)  Filing Party:
        --------------------------------------------------------------------------------------
   (4)  Date Filed:
        --------------------------------------------------------------------------------------

                   MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                     THE LATIN AMERICAN DISCOVERY FUND, INC.
                             THE MALAYSIA FUND, INC.
                               THE THAI FUND, INC.
                        THE TURKISH INVESTMENT FUND, INC.(1)
                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                               -------------------
                    NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                               -------------------

To Our Stockholders:

        Notice is hereby given that the Annual Meetings of Stockholders of the Funds listed above (each a "Fund" and collectively, the "Funds") will be held on Thursday, June 14, 2001 at the offices of Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, commencing at the following times (New York time):


     Conference Room 2
      Morgan Stanley India Investment Fund, Inc. ("IIF").................        8:00 a.m.
      Morgan Stanley Asia-Pacific Fund, Inc. ("APF").....................        8:30 a.m.
      The Thai Fund, Inc. ("TTF")........................................        9:00 a.m.
      The Malaysia Fund, Inc. ("MF")....................................         9:30 a.m.
      Morgan Stanley High Yield Fund, Inc. ("MSY").......................        10:00 a.m.

     Conference Room 3
      Morgan Stanley Africa Investment Fund, Inc. ("AFF")................        8:00 a.m.
      Morgan Stanley Eastern Europe Fund, Inc. ("RNE")...................        8:30 a.m.
      The Turkish Investment Fund, Inc. ("TKF")..........................        9:00 a.m.
      The Latin American Discovery Fund, Inc. ("LDF") ...................        9:30 a.m.
      Morgan Stanley Emerging Markets Fund, Inc. ("MSF").................        10:00 a.m.
      Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")............        10:30 a.m.
      Morgan Stanley Global Opportunity Bond Fund, Inc. ("MGB")..........        11:00 a.m.

        The Meetings are being held for the following purposes:

            1.      To elect Directors of the Funds.
            2. With respect to APF only, to approve or reject an amendment to the Fund's fundamental investment policies removing the 50% limit on the amount of the Fund's assets that may be invested in Japan.
            3. To consider and act upon any other business as may properly come before the Meetings, or any adjournments thereof.


(1) On April [ ], 2001, the Board of Directors of each of the following Funds approved on amendment to the Fund's articles of incorporation deleting the words "Dean Witter" from the Fund's name: AFF, APF, RNE, MSD, MSF, MGB, MSY and IIF. The name change of each such Fund became effective as of May 1, 2001.

        Only stockholders of record of a particular Fund at the close of business on April 12, 2001, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.


                                                          MARY E. MULLIN
                                                          Secretary

Dated:  [May 4, 2001]

        IF YOU DO NOT EXPECT TO ATTEND THE MEETING(s) FOR YOUR FUND(s), PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD(s) IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD(s) PROMPTLY.

               MORGAN STANLEY AFRICA INVESTMENT FUND, INC. ("AFF")
                 MORGAN STANLEY ASIA-PACIFIC FUND, INC. ("APF")
                MORGAN STANLEY EASTERN EUROPE FUND, INC. ("RNE")
             MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ("MSD")
               MORGAN STANLEY EMERGING MARKETS FUND, INC. ("MSF")
            MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC. ("MGB")
                  MORGAN STANLEY HIGH YIELD FUND, INC. ("MSY")
               MORGAN STANLEY INDIA INVESTMENT FUND, INC. ("IIF")
                 THE LATIN AMERICAN DISCOVERY FUND, INC. ("LDF")
                         THE MALAYSIA FUND, INC. ("MF")
                           THE THAI FUND, INC. ("TTF")
                    THE TURKISH INVESTMENT FUND, INC. ("TKF")
                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                               -------------------
                              JOINT PROXY STATEMENT
                               -------------------

        This statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the Funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Fund (each a "Meeting" and collectively, the "Meetings") to be held on Thursday, June 14, 2001, at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc. (hereinafter "Morgan Stanley Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about [May 4, 2001]. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

        If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund. With respect to APF, if no instructions are specified, shares will be voted FOR the amendment to the Fund's fundamental investment policies removing the 50% limit on the amount of the Fund's assets that may be invested in Japan.

        The Board has fixed the close of business on April 12, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

               LDF.........................................       11,056,135 shares
               MF..........................................        9,738,015 shares
               AFF.........................................        8,984,407 shares
               APF.........................................       43,071,656 shares
               MSD.........................................       22,046,681 shares
               MSF.........................................       19,157,689 shares
               MGB.........................................        4,180,704 shares
               RNE.........................................        3,979,588 shares
               MSY.........................................       11,600,848 shares
               IIF.........................................       19,617,004 shares
               TTF.........................................       13,267,713 shares
               TKF.........................................        6,084,181 shares

        The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds at a cost not expected to exceed $5,000 per Fund, except for APF for which the cost is not expected to exceed $7,500, plus out-of-pocket expenses.

        EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000 (OCTOBER 31, 2000 FOR TKF), TO ANY STOCKHOLDER OF SUCH FUND REQUESTING SUCH REPORT. REQUESTS FOR ANNUAL REPORTS SHOULD BE MADE IN WRITING TO THE RESPECTIVE FUND, C/O J.P. MORGAN INVESTOR SERVICES CO., P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

        J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company) is an affiliate of the Funds' administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Funds. The business address of Chase Bank and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108.

        On April [ ], 2001, the Board of Directors of each of the following Funds approved an amendment to the Fund's articles of incorporation deleting the words "Dean Witter" from the Fund's name: AFF, APF, RNE, MSD, MSF, MGB, MSY and IIF. The name change of each such Fund became effective as of May 1, 2001.

        This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns of record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card.

        THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN ITEM 1 OF THE NOTICE OF ANNUAL MEETINGS.

        THE BOARD OF DIRECTORS OF APF UNANIMOUSLY RECOMMENDS THAT APF STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN ITEM 2 OF THE NOTICE OF ANNUAL MEETINGS.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

        At the Meetings, Directors will be elected to hold office for a term specified below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of:

                (i) Ronald E. Robison as a Class I Director for a term expiring in 2002 and Barton M. Biggs, William G. Morton, Jr., John A. Levin and Gerard E. Jones as Class III Directors for a term expiring in 2004, for all of the Funds except for IIF, and

                (ii) Ronald E. Robison, John S.Y. Chu, Fergus Reid, Andrew McNally IV and Frederick O. Robertshaw as Class I Directors for a term expiring in 2004, for IIF.

        The Board of each of the Funds have elected Ronald E. Robison, President and a Director of the Funds.

        Each member of the Funds' Boards of Directors (with the exceptions of Messrs. John S.Y. Chu and R.M.J. Gerard La Hausse de la Louviere, who are Directors of IIF only, and of Mr. Robison) also serves on the Boards of Directors of Morgan Stanley Institutional Fund, Inc., The Universal Institutional Funds, Inc. and Morgan Stanley Strategic Adviser Fund, Inc., which are open-end registered investment companies also managed by the Manager (collectively, the "Open-End Funds").

        Pursuant to the By-Laws of each Fund, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Pursuant to each Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death,
(iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation (with the exception of MF, which does not have a mandatory retirement age). Each officer of the Funds will hold such office until his death or resignation or until a successor has been duly elected and qualified.

        The Board of Directors of each Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund's financial operations. Each Fund adopted a formal, written Audit Committee Charter on September 15, 1999 (September 16, 1999 for
IIF), which is attached hereto as Exhibit A. The Audit Committees of the Funds met three times during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF).

        The members of the Audit Committee of each Fund are Gerard E. Jones, Graham E. Jones, Frederick O. Robertshaw, Andrew McNally IV and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds. Graham E. Jones serves as the Chairman of each Fund's Audit Committee. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Funds' auditors, is set forth on page [ ] of this joint proxy statement.

        The Boards of Directors also have a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to each Fund's Board of Directors and establishes compensation for disinterested Directors. Each Fund adopted a formal, written Nominating and Compensation Committee Charter on February 17, 2000. The members of the Nominating and Compensation Committee are John D. Barrett II, John A. Levin, Samuel T. Reeves and Fergus Reid, none of whom is an "interested person," as defined under the 1940 Act, of the Funds. The Chairman of the Nominating and Compensation Committee is Mr. Reid. The Nominating and Compensation Committee did not meet during the fiscal year ending December 31, 2000 (October 31, 2000 for TKF).

        There were six meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF). For the 2000 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served except for Barton M. Biggs and John A. Levin.

        Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a director of each Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting for that Fund, Proxies will be voted for such persons as the Board of Directors of the Fund may recommend.

        Certain information regarding the current Directors and officers of the Funds, and nominees for election as Directors, is set forth below:




 NAME, ADDRESS AND DATE OF BIRTH      POSITION WITH         PRINCIPAL OCCUPATIONS AND
                                        THE FUNDS              OTHER AFFILIATIONS
--------------------------------   ------------------- -----------------------------------
Barton M. Biggs*(1) +....          Class III Director  Chairman, Director and Managing
1221 Avenue of the Americas        and Chairman of     Director of Morgan Stanley
New York, New York 10020           the Board since:    Investment Management and Chairman
11/26/32                           LDF:   1992         and Director of Morgan Stanley
                                   MF:    1995         Investment Management Limited;
                                   AFF:   1994         Managing Director of Morgan
                                   APF:   1994         Stanley & Co. Incorporated; Member
                                   MSD:   1993         of the Yale Development Board;
                                   MSF:   1993         Director and Chairman of the Board
                                   MGB:   1995         of various U.S. registered
                                   RNE:   1996         investment companies managed by
                                   MSY:   1995         Morgan Stanley Investment
                                   IIF:   1994         Management
                                   TTF:   1995
                                   TKF:   1995

Ronald E. Robison*+......          Class I Director    [Managing Director of Morgan
1221 Avenue of the Americas        and President of    Stanley & Co. Incorporated;
New York, New York 10020           all Funds since     Managing Director of Morgan
1/13/39                            2001                Stanley Investment Management;
                                                       Director and President of various
                                                       U.S. registered investment
                                                       companies managed by Morgan
                                                       Stanley Investment Management;
                                                       Previously, Managing Director and
                                                       Chief Operating Officer of TCW
                                                       Funds Management]

John D. Barrett II.......          Class II Director   Chairman and Director of Barrett
Barrett Associates Inc.            of all Funds since  Associates, Inc. (investment
521 Fifth Avenue                   2000                counseling); Director of the
New York, New York 10135                               Ashorth Company (real estate);
8/21/35                                                Director of various U.S.
                                                       registered investment companies
                                                       managed by Morgan Stanley
                                                       Investment Management

John S.Y. Chu(2)+........          Class I Director    Finance director of the ABC Group
Orchard Towers                     since:              of Companies; Previously, Managing
Quatre Bornes, Mauritius           IIF:   1996         Director of Crown Eagle
4/10/37                                                Investments Ltd.

Gerard E. Jones+ ........          Class III Director  Partner in Richards & O'Neil, LLP;
Richards & O'Neil, LLP             of all Funds        Director of Tractor Supply
43 Arch Street                     (except IIF) since  Company, Tiffany Foundation,
Greenwich, Connecticut 06830       2000; Class III     Fairfield County Foundation and
1/23/37                            Director of IIF     Director of various U.S.
                                   since 1995          registered investment companies
                                                       managed by Morgan Stanley
                                                       Investment Management


Graham E. Jones..........          Class II Director   Senior Vice President of BGK
330 Garfield Street                since:              Properties (commercial real
Suite 200                          LDF:   1995         estate); Trustee of various
Santa Fe, New Mexico 87501         MF:    1987         investment companies managed by
1/31/33                            AFF:   1995         Weiss, Peck & Greer; Trustee of
                                   APF:   1995         various investment companies
                                   MSD:   1995         managed by Deutsche Asset
                                   MSF:   1995         Management; Director of various
                                   MGB:   1995         U.S. registered investment
                                   RNE:   1996         companies managed by Morgan
                                   MSY:   1995         Stanley Investment Management;
                                   TTF:   1987         Trustee of various investment
                                   TKF:   1989         companies managed by Sun Capital
                                                       Advisors, Inc.


                                      POSITION WITH         PRINCIPAL OCCUPATIONS AND
 NAME, ADDRESS AND DATE OF BIRTH         THE FUNDS              OTHER AFFILIATIONS
--------------------------------   ------------------- -----------------------------------

R.M.J. Gerard La Hausse de la      Class III Director  Director of National Mutual Fund
Louviere(2)                        since:              Limited, Les Moulins de la
Saint Clement Street               IIF:   1994         Concorde Limitee, Mauritius
Curepipe, Mauritius                                    Development Investment Trust Co.
7/24/27                                                Ltd., Sun Resorts Limited,
                                                       Dinarobin Inns and Motels Co.
                                                       Ltd., The Mount S.E. Co. Ltd. and
                                                       Pharmacie Nouvelle Ltd.;
                                                       Previously, Managing Director of
                                                       the Anglo-Mauritius Assurance
                                                       Society Limited

John A. Levin(1)+........          Class III Director  Chairman and Chief Executive
One Rockefeller Plaza              since:              Officer of John A. Levin & Co.,
New York, New York 10020           LDF:   1994         Inc.; Director of various U.S.
8/20/38                            MF:    1995         registered investment companies
                                   AFF:   1995         managed by Morgan Stanley
                                   APF:   1995         Investment Management; Director,
                                   MSD:   1993         Chairman, President and Chief
                                   MSF:   1995         Executive Officer of BKF Capital
                                   MGB:   1995         Group, Inc.
                                   RNE:   1996
                                   MSY:   1995
                                   IIF:   1994
                                   TTF:   1995
                                   TKF:   1995

                                                       Senior Principal of Hammond
Andrew McNally IV+.......          Class I Director    Kennedy Whitney (merchant
333 North Michigan Avenue          of all Funds since  banking); Director of Reinhold
Suite 501                          2000                Industries Inc. (industrial
Chicago, Illinois 60601                                products), Rand McNally & Company
11/11/39                                               (publishing) and Hubbell, Inc.
                                                       (industrial electronics); Director
                                                       of various U.S. registered
                                                       investment companies managed by
                                                       Morgan Stanley Investment
                                                       Management; Formerly, Chairman and
                                                       Chief Executive Officer of Rand
                                                       McNally & Company; Formerly,
                                                       Director of Burns International
                                                       Services Corporation (security)


William G. Morton, Jr.+..          Class III Director  Formerly, Chairman and Chief
One Boston Place                   since:              Executive Officer of Boston Stock
Boston, Massachusetts 02108        LDF:   1995         Exchange; Director of Tandy
3/13/37                            MF:    1994         Corporation (electronics);
                                   AFF:   1994         Director of various U.S.
                                   APF:   1995         registered investment companies
                                   MSD:   1993         managed by Morgan Stanley
                                   MSF:   1995         Investment Management
                                   MGB:   1994
                                   RNE:   1996
                                   MSY:   1995
                                   TTF:   1995
                                   TKF:   1995

Samuel T. Reeves.........          Class II Director   President of Pinnacle Trading
8211 North Fresno Street           of all Funds        L.L.C. (investments); Director of
Fresno, California 93720           (except IIF) since  various U.S. registered investment
7/28/34                            2000; Class III     companies managed by Morgan
                                   Director of IIF     Stanley Investment Management;
                                   since 1997          Previously Member of Advisory
                                                       Board of Tiger Management
                                                       Corporation; Previously,
                                                       Co-Chairman of the Board and
                                                       President, Dunavant Enterprises
                                                       (cotton merchandising); Previously,
                                                       Director of Pacific Gas & Electric
                                                       Corp.

Fergus Reid+.............          Class I Director    Chairman and Chief Executive
85 Charles Colman Boulevard        of all Funds        Officer of Lumelite Plastics
Pawling, New York 12564            (except IIF) since  Corporation; Trustee and Director
8/12/32                            2000; Class I       of Vista Mutual Fund Group;
                                   Director of IIF     Director of various U.S.
                                   since 1995          registered investment companies
                                                       managed by Morgan Stanley
                                                       Investment Management

Frederick O. Robertshaw+           Class I Director    Attorney at Law; Director of
2025 North Third Street            of all Funds since  various U.S. registered investment
Suite 300                          2000                companies managed by Morgan
Phoenix, Arizona 85004                                 Stanley Investment Management;
1/24/34                                                Formerly, of Counsel, Copple,
                                                       Chamberlin, Boehm and Murphy,
                                                       P.C.; Formerly, of Counsel, Bryan,
                                                       Cave LLP


                                      POSITION WITH         PRINCIPAL OCCUPATIONS AND
 NAME, ADDRESS AND DATE OF BIRTH        THE FUNDS              OTHER AFFILIATIONS
--------------------------------   ------------------- -----------------------------------


Joseph P. Stadler*.......          Vice President      Principal of Morgan Stanley & Co.
1221 Avenue of the Americas        since:              Incorporated and Morgan Stanley
New York, New York 10020           LDF:   1994         Investment Management; Officer of
6/7/54                             MF:    1994         various U.S. registered investment
                                   AFF:   1994         companies managed by Morgan
                                   APF:   1994         Stanley Investment Management;
                                   MSD:   1993         Previously with Price Waterhouse
                                   MSF:   1993         LLP
                                   MGB:   1994
                                   RNE:   1996
                                   MSY:   1993
                                   IIF:   1994
                                   TTF:   1994
                                   TKF:   1994

Stefanie V. Chang*.......          Vice President of   Principal of Morgan Stanley & Co.
1221 Avenue of the Americas        all Funds since     Incorporated and Morgan Stanley
New York, New York 10020           1997                Investment Management; Officer of
11/30/66                                               various U.S. registered investment
                                                       companies managed by Morgan
                                                       Stanley Investment Management;
                                                       Previously practiced law with the
                                                       New York law firm of Rogers &
                                                       Wells LLP

Arthur J. Lev                      Vice President of   Principal of Morgan Stanley & Co.
1221 Avenue of the Americas        all Funds since     Incorporated and Morgan Stanley
New York, New York 10020           2000                Investment Management; General
9/23/61                                                Counsel to, and Secretary of,
                                                       Morgan Stanley Investment
                                                       Management; Previously with
                                                       Bankers Trust Company

Mary E. Mullin*..........          Secretary of all    Vice President of Morgan Stanley &
1221 Avenue of the Americas        Funds since 1999    Co. Incorporated and Morgan
New York, New York 10020                               Stanley Investment Management;
3/22/67                                                Officer of various U.S. registered
                                                       investment companies managed by
                                                       Morgan Stanley Investment
                                                       Management; Previously practiced
                                                       law with the New York law firms of
                                                       McDermott, Will & Emery and
                                                       Skadden, Arps, Slate, Meagher &
                                                       Flom LLP

Belinda Brady............          Treasurer of all    Senior Manager, Fund
73 Tremont Street                  Funds since 1999    Administration, J.P. Morgan
Boston, Massachusetts 02108                            Investor Services Co. (formerly
1/23/68                                                Chase Global Funds Services
                                                       Company); Treasurer of various
                                                       U.S. registered investment companies
                                                       managed by Morgan Stanley Investment
                                                       Management; Previously with Price
                                                       Waterhouse LLP

Robin Conkey.............          Assistant           Operations Manager, Fund
73 Tremont Street                  Treasurer of all    Administration, J.P. Morgan
Boston, Massachusetts 02108        Funds since 1999    Investor Services Co. (formerly
5/11/70                                                Chase Global Funds Services Company);
                                                       Assistant Treasurer of various U.S.
                                                       registered investment companies
                                                       managed by Morgan Stanley
                                                       Investment Management; Previously
                                                       with Price Waterhouse LLP


-----------

* "Interested person" of the Fund within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Robison, Lev and Stadler and Ms. Chang and Ms. Mullin are officers of the Manager.
+       Nominee for election as a Director of one or more Funds at the Meetings.
(1)     With regard to IIF, Mr. Biggs and Mr. Levin are currently Class II
        Directors.
(2) Messrs. Chu and La Hausse de la Louviere are currently Directors of IIF only.

               The following table sets forth information regarding beneficial ownership of shares in each Fund owned by the Directors and officers of the Funds and each nominee for election as a Director, as of [April 27, 2001.] In all cases, the percentage of shares beneficially owned in each Fund by each Director, officer and nominee is under 1% of the outstanding shares of such Fund. This information has been furnished by each Director, officer, and nominee.


NAME                         LDF       MF       APF      AFF       MSD        MSF       MGB
----                         ---       --       ---      ---       ---        ---       ---
Biggs                          100      102      101       106       125        121       100

Robison                        --       --       --        --        --         --        --

Barrett                        500      --       502       502       --         --        --

Chu                            --       --       --        --        --         --        --

Gerard E.Jones                 --       --       --        --        --         --        --

Graham E. Jones                500    2,667      700       500       500        500       500

La Hausse de la Louviere       --       --       --        --        --         --        --

Levin                       11,667    8,000   24,834     1,000    10,500      9,000     5,000

McNally                      7,336      --       --        --        --         --        --

Morton                       1,027    1,000    1,449     1,357     1,000      1,219     1,000

Reeves                         --       --     4,715     3,835       --       5,080       --

Reid                           --       --     1,024     1,040       --         792       --

Robertshaw                     100      --       123        50       120        100       --

Stadler                        --       --       --        --        --         --        --

Chang                          --       --       --        --        --         --        --

Lev                            --       --       --        --        --         --        --

Mullin                         --       --       --        --        --         --        --

Brady                          --       --       --        --        --         --        --

Conkey                         --       --       --        --        --         --        --

All                         21,230   11,769   33,448     8,390    12,245     16,812     6,600
Directors,
Officers,
and
Nominees
as a Group

NAME                         RNE       MSY        IIF       TTF       TKF         TOTAL
----                         ---       ---        ---       ---       ---         -----
Biggs                          100        100       114        100      135        1,304

Robison                        --         --        --         --       --

Barrett                       500         --       570         --       --         2,574

Chu                            --         --        --         --       --           --

Gerard E.Jones                 --       2,666     1,141        --       --         3,807

Graham E. Jones                500        666       500      1,029    1,000        9,562

La Hausse de la Louviere       --         --        --         --       --           --

Levin                       13,000      3,667    14,000      9,000    9,500      119,168

McNally                        --         --        --         --       --         7,336

Morton                       1,078      1,066       --       1,005    1,385       12,586

Reeves                         --         --     12,000        --       --        25,630

Reid                           --         --        --         --       --         2,856

Robertshaw                      50        --         57        160      --           760

Stadler                        --         --        --         --       --           --

Chang                          --         --        --         --       --           --

Lev                            --         --        --         --       --           --

Mullin                         --         --        --         --       --           --

Brady                          --         --        --         --       --           --

Conkey                         --         --        --         --       --           --

All                         15,228      8,165    28,382     11,294   12,020      185,583
Directors,
Officers,
and
Nominees
as a Group

        The following table sets forth information, as of [April 27, 2001,] regarding the approximate share equivalents owned under deferred fee arrangements (described below) in each Fund by those current Directors of the Funds and nominees for election as Directors who have participated in the deferred fee arrangements described below. The figures indicate share equivalents owned by those current Directors and nominees and held in cash accounts by each Fund on behalf of those current Directors and nominees in connection with the deferred fee arrangements described below. In all cases, the percentage of share equivalents owned under such deferred fee arrangements in each Fund by each such Director and nominee is under 1% of the outstanding shares of such Fund.



NAME         LDF    MF     AFF   APF    MSD    MSF    MGB     RNE    MSY     IIF   TTF    TKF    TOTAL
----         ---    --     ---   ---    ---    ---    ---     ---    ---     ---   ---    ---    -----
Graham E.
Jones         --     718    --    691    --     544     --     --      --     --    626    --    2,579

Levin        1,747  3,802  2,295 4,425  4,996  2,594  2,172    914   2,269   4,297 5,419  3,696  38,626

Reeves        19     17    21    111     36     47      7       8     20      57    22     24     389

Reid          --     --     --    --     --     --      --     --      --    1,615  --     --    1,615

Robertshaw     6      5     6     33     11     14      2       2      6      17     7      7    116

All
Directors
and
Nominees
as a Group   1,772  4,542  2,322 5,260  5,043  3,199  2,181    924   2,295   5,986 6,074  3,727  43,325

        Effective as of July 1, 2000, the Funds, The Pakistan Investment Fund, Inc. ("PKF") and the Open-End Funds pay each of the Directors who is not an "interested person" an annual aggregate fee of $75,000, plus out-of-pocket expenses, for service on all Boards of Directors of the Funds, PKF and the Open-End Funds and on any committees of the Funds, PKF and the Open-End Funds. Directors' fees for each year are allocated among the Funds, PKF and the Open-End Funds in proportion to their respective average net assets during the year. In addition, IIF pays each of its Directors who is not resident in either Mauritius or India and who is not a director, officer or employee of Morgan Stanley Investment Management or its affiliates a fee of $10,000 per meeting in connection with any meeting held in either Mauritius or India that such Director attends in person. Each Director of IIF who is a resident in either Mauritius or India and who is not a director, officer or employee of Morgan Stanley Investment Management or its affiliates, receives an annual fee of $7,500 per year plus $750 for each meeting such Director attends in person or by telephone.

        Each of the Directors who is not an "affiliated person" of Morgan Stanley Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with each Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by a Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

        Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable by a Fund in cash upon such Director's resignation from the Board of Directors of that Fund in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of each Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of a Fund or the distribution of all or substantially all of a Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by Morgan Stanley

Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

        Set forth below is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by Morgan Stanley Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF). In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

        The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF), regardless of whether such amounts were actually received by the Directors during such fiscal year.




NAME
----
OF
--
DIRECTORS                LDF        MF      AFF       APF       MSD       MSF         MGB         RNE      MSY
---------                ---        --      ---       ---       ---       ---         ---         ---      ---
Biggs (1)                 --       --         --        --        --        --          --          --       --

Schaaff(1)(2)             --       --         --        --        --        --          --          --       --

Robison(1)(2)             --       --         --        --        --        --          --          --       --

Barrett                  308      113        299     1,666       370       759          85         178      262

Chu                       --       --         --        --        --        --          --          --       --

Gerard E. Jones          308      113        299     1,666       370       759          85         178      262

Graham E. Jones        2,702    3,904      4,073     7,620     3,161     4,533       2,479       2,703    3,053

LaHausse de la
Louviere                  --       --         --        --        --        --          --          --       --

Levin (3)              2,439    2,511      3,496     6,728     2,768     3,956       2,216       2,309    2,660

McNally                  308      113        299     1,666       370       759          85         178      262

Morton                 2,439    2,511      3,496     6,728     2,768     3,956       2,216       2,309    2,660

Reeves                   308      113        299     1,666       370       759          85         178      262

Reid (3)                 308      113        299     1,666       370       759          85         178      262

Robertshaw               308      113        299     1,666       370       759          85         178      262

                                                                     NUMBER
                                                                     ------
                                                                     OF
                                                                     --
                                                       TOTAL         FUNDS
                                                       -----         -----
                                                       COMPENSATION  IN FUND
                                                       ------------  -------
                                                       FROM          COMPLEX
                                                       ----          -------
                                                       FUNDS         FOR
                                                       -----         ---
                                                       AND FUND      WHICH
                                                       --------      -----
NAME                                                   COMPLEX       DIRECTOR
----                                                   -------       --------
OF                                                     PAID TO       SERVES
--                                                     -------       ------
DIRECTORS                 IIF         TTF     TKF      DIRECTORS(4)  (5)
---------                 ---         ---     ---      ---------     ---
Biggs (1)                    --        --      --            --         16

Schaaff(1)(2)                --        --      --            --         13

Robison(1)(2)                --        --      --            --          0

Barrett                   1,051       103     247        70,000         16

Chu                      11,250        --      --        11,250          1

Gerard E. Jones          14,601       103     247        83,550         16

Graham E. Jones           1,051     3,877   2,642        75,378         16

LaHausse de la
Louviere                 11,250        --      --        11,250          1

Levin (3)                 4,601     3,300   2,379        73,550         16

McNally                   1,051       103     247        75,000         16

Morton                    1,051     3,300   2,379        70,000         16

Reeves                    4,601       103     247        78,550         16

Reid (3)                  4,601       103     247        73,550         16

Robertshaw                1,051       103     247        75,000         16

---------------
(1)     "Interested person" of the Fund within the meaning of the 1940 Act.
(2) Mr. Schaaff resigned as Director and President of the Funds effective as of March 7, 2001. Mr. Robison was named a Director and President of the Funds on March 9, 2001.
(3) Of the amounts shown in this table, Mr. Levin deferred all of his aggregate compensation from the Funds and the Fund Complex, Mr. Reid deferred all of his aggregate compensation for service on the Boards of Directors of IIF and the Open-End Funds, and Messrs. Reeves and Robertshaw deferred [amounts to be provided] of their aggregate compensation from the Funds and the Fund Complex, in each case pursuant to the Fee Arrangement described above. Payments under the Fee Arrangement to a Director will be based on the number of share equivalents a Director holds. For the number of share equivalents held by each current Director who has participated in the Fee Arrangement, please refer to the table on pg. [9] of this joint proxy statement.

(4) Amounts shown in this column also include amounts received by each Director (other than Messrs. Chu and La Hausse de la Louviere) for service on the Boards of Directors of PKF and the Open-End Funds.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including all of the Funds, on which the Director served at any time during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF).

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that each Fund's officers and directors, and persons who own more than ten percent of a registered class of each Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for each Fund's officers and directors and believes that all required reports under
Section 16(a) have been filed on a timely basis for each Fund's officers and directors.

        The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund's By-Laws, except for TTF and MF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF and MF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

       THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THAT FUND SET FORTH ABOVE.

       APPROVAL OF A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
                        (PROPOSAL NO. 2) -- FOR APF ONLY

        The Board of Directors of APF, including a majority of the Directors who are not "interested persons" of each Fund as defined in the 1940 Act, have approved an amendment to the Fund's fundamental investment policies removing the 50% limit on the amount of the Fund's assets that may be invested in Japan. As set forth as a fundamental policy of the Fund in the Fund's prospectus, dated July 25, 1994, the Fund's investment restrictions provide that the Fund must invest less than 50% of its total assets in Japan. This policy was set forth in order to comply with the regulatory requirements in Japan in effect at the time, to which the Fund was subject as the result of having offered its shares in Japan. The regulations in Japan no longer require that the Fund invest less than 50% of its assets in Japan. The Fund's Board of Directors has accordingly determined that it would be in the best interests of the Fund's stockholders to remove the 50% limit on the amount of the Funds assets that may be invested in Japan.

        The Manager believes it will be able to manage the Fund more effectively and achieve a greater return for the Fund with the ability to invest more than 50% of the Fund's assets in Japan. By being permitted to invest more than 50% of the Fund's assets in Japan, the Manager believes that the Fund may be able to achieve a greater return because it will permit the Fund to have greater flexibility to invest in Japan when the Manager believes investments in Japan will provide the Fund with an above average return.

        Approval of the proposed amendment to the Fund's fundamental investment policies will require the affirmative vote of a majority of the Fund's outstanding shares of common stock. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding voting securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current fundamental investment policies without change if this proposal is not approved by the stockholders.

        THE BOARD OF DIRECTORS OF APF RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                AUDIT COMMITTEE REPORTS AND AUDIT FEES

        REPORTS OF THE AUDIT COMMITTEES

        At a meeting held on February 16, 2001, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2001 (October 31, 2001 for TKF). The Audit Committee of each Fund has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and have discussed with Ernst & Young LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund. Although it is not expected that a representative of Ernst & Young LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

        Each Fund's financial statements for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) be included in the Fund's most recent annual report.

                         Graham E. Jones, Chairman of the Audit Committees Gerard E. Jones, Member of the Audit Committees
                         Andrew McNally IV, Member of the Audit Committees William G. Morton, Jr., Member of the Audit Committees Frederick O. Robertshaw, Member of the Audit Committees

        AUDIT FEES

        The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the each Fund's financial statements for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) is set forth below:

                AFF                            $50,000
                APF                            $55,000
                TTF                            $35,000
                MF                             $35,000
                MSY                            $45,000
                IIF                           $100,000
                RNE                            $65,000
                TKF                            $40,000
                LDF                            $65,000
                MSF                            $90,000
                MSD                            $70,000
                MGB                            $45,000


        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
        The aggregate fees billed for financial information systems design and implementation services rendered by Ernst & Young LLP to the Manager, and entities controlling, controlled by or under common control with the Manager for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) was $385,000. No such services were performed for any of the Funds.

        ALL OTHER FEES
        The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young LLP to the Manager, and entities controlling, controlled by or under common control with the Manager for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) was $2.9 million. No such services were performed for any of the Funds. The Audit Committees have considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

        CERTAIN OTHER MATTERS CONCERNING THE FUNDS' INDEPENDENT AUDITORS
        On July 5, 2000, PricewaterhouseCoopers LLP resigned as the independent accountants for each Fund. At a meeting held on June 15, 2000, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, appointed Ernst & Young LLP as independent accountants for each Fund on June 15, 2000. The appointment of Ernst & Young as independent accountants for each Fund was ratified by the stockholders of each Fund on August 1, 2000 at the Fund's reconvened annual meeting of stockholders. In connection with its audits for 1998 and 1999 and through July 5, 2000, the date of PricewaterhouseCoopers LLP's resignation as the independent accountants for each Fund, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its report on the financial statements of each Fund for such years. Each report of PricewaterhouseCoopers LLP on the financial statements of each Fund for such years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at April 12, 2001:



                 NAME AND ADDRESS OF BENEFICIAL         AMOUNT AND NATURE OF       PERCENT OF
     FUND                     OWNER                     BENEFICIAL OWNERSHIP          CLASS
--------------   ------------------------------     ---------------------------   ------------
LDF              Morgan Stanley Dean Witter & Co.   70,692 shares with shared       8.65%
                 1585 Broadway                      voting power and shared
                 New York, New York  10036          dispositive power; 945,813
                                                    shares with shared
                                                    dispositive power but no
                                                    voting power (1)

                 Yale University                    629,000 shares with sole        5.4%
                 Investments Office                 voting power and sole
                 230 Prospect Street                dispositive power(2)
                 New Haven, CT 06511-2107

                 Morgan Stanley Investment          794,218 shares with shared      6.76%
                 Management Inc.                    dispositive power but no
                 1221 Avenue of the Americas        voting power (1)
                 New York, New York  10020

                 Lazard Freres & Co. LLC            1,639,600 shares with sole      19.18%
                 30 Rockefeller Plaza               voting power and sole
                 New York, New York  10020          dispositive power (3)

MF               President and Fellows of           892,500 shares with sole        5.3%
                 Harvard College                    voting power and sole
                 c/o Harvard Management             dispositive power (4)
                 Company, Inc.
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210

AFF              City of London Investment          1,150,127 shares with sole      9.58%
                 Group PLC                          voting power and sole
                 10 Eastcheap                       dispositive power (5)
                 London EC3M ILX
                 England

                 NAME AND ADDRESS OF BENEFICIAL       AMOUNT AND NATURE OF        PERCENT OF
     FUND                     OWNER                   BENEFICIAL OWNERSHIP          CLASS
--------------   ------------------------------   ---------------------------   ------------
                 President and Fellows of         3,296,395 shares with sole    27.5%
                 Harvard College                  voting power and sole
                 c/o Harvard Management           dispositive power (6)
                 Company, Inc.
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210


APF              Tattersall Advisory Group Inc.   4,534,700 shares with sole    6.6%
                 6620 W. Broad Street             voting power and sole
                 Suite 300                        dispositive power (7)
                 Richmond, Virginia 23230-1720

                 First Union Corporation          4,195,111 shares with sole    6.57%
                 One First Union Center           voting power; 4,176,524
                 Charlotte, North Carolina        shares with sole
                 28288-0137                       dispositive power; 744
                                                  shares with shared
                                                  dispositive power (3)

                 Yale University                  6,173,000 shares with sole    10.2%
                 Investments Office               voting and sole dispositive
                 230 Prospect Street              power (8)
                 New Haven, CT 06511-2107

                 President and Fellows of         3,159,466 shares with sole    5.1%
                 Harvard College                  voting and sole dispositive
                 c/o Harvard Management           power (9)
                 Company, Inc.
                 600 Atlantic Avenue
                 Boston, MA 02210

MSF              Morgan Stanley Dean Witter &     504,154 shares with shared    5.2%
                 Co.                              voting power and shared
                 1585 Broadway                    dispositive power; 607,166
                 New York, New York  10036        shares with shared
                                                  dispositive power but no
                                                  voting power (10)

                 Yale University                  1,425,000 shares with sole    7.1%
                 Investments Office               voting and sole dispositive
                 230 Prospect Street              power (8)
                 New Haven, CT 06511-2107

                 Lazard Freres & Co. LLC          1,716,100 shares with sole    7.52%
                 30 Rockefeller Plaza             and sole dispositive power
                 New York, New York 10020         (3)

                 President and Fellows of         1,413,401 shares with sole    7.1%
                 Harvard College                  voting power and sole
                 c/o Harvard Management           dispositive power (9)
                 Company, Inc.
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210


RNE              Morgan Stanley Dean Witter &     46,456 shares with shared     13.92%
                 Co.                              voting power; 569,458
                 1585 Broadway                    shares with shared
                 New York, New York  10036        dispositive power but no
                                                  voting power (6)

                 Morgan Stanley & Co.             520,596 shares with shared    12.72%
                 International Limited            dispositive power (6)
                 25 Cabot Square
                 Canary Wharf
                 London E14 4QA
                 England

                 President and Fellows of         456,401 shares with sole      10.6%
                 Harvard College                  voting power and sole
                 c/o Harvard Management           dispositive power (11)
                 Company, Inc.
                 600 Atlantic Avenue
                 Boston, Massachusetts 02210

IIF              President and Fellows of         4,465,114 shares with sole    15.9%
                 Harvard College                  voting power and sole
                 c/o Harvard Management           dispositive power (12)
                 Company, Inc.
                 600 Atlantic Avenue
                 Boston, Massachusetts  02210

                 NAME AND ADDRESS OF BENEFICIAL       AMOUNT AND NATURE OF       PERCENT OF
     FUND                     OWNER                   BENEFICIAL OWNERSHIP          CLASS
--------------   ------------------------------   ---------------------------   ------------

TKF              United Nations Joint Staff       650,000 shares with shared    9.23%
                 Pension Fund                     voting power and shared
                 United Nations, New York  10017  dispositive power (13)

                 Fiduciary Trust Company          650,000 shares with shared    9.23%
                 International                    voting power and shared
                 Two World Trade Center           dispositive power (13)
                 New York, New York  10048

                 The State Teachers Retirement    485,800 shares with sole      7.57%
                 Board                            voting power and sole
                 of Ohio                          dispositive power (14)
                 275 East Broad Street
                 Columbus, Ohio  43215

                 Kuwait Investment Authority      900,000 shares with sole     12.77%
                 P.O. Box 38346                   voting power and sole
                 Dahieh Abdullah Al Salem         dispositive power (15)
                 Kuwait City, Kuwait  72254

                 City of London Investment        1,288,300 shares with sole   20.07%
                 Group PLC                        voting power and sole
                 10 Eastcheap                     dispositive power (5)
                 London EC3M ILX
                 England


---------------
(1)     Based on a Schedule 13G / A filed with the Commission on February 9,
        2000.
(2)     Based on a Schedule 13G with the Commission on February 14, 2001.
(3)     Based on a Schedule 13G / A filed with the Commission on February 14,
        2001.
(4)     Based on a Schedule 13G filed with the Commission on February 12, 1999.
(5)     Based on a Schedule 13G filed with the Commission on March 8, 2001.
(6)     Based on a Schedule 13G / A filed with the Commission on April 10, 2001.
(7)     Based on a Schedule 13G / A filed with the Commission on March 24, 1999.
(8)     Based on a Schedule 13G with the Commission on February 12, 2001.
(9)     Based on a Schedule 13G filed with the Commission on February 9, 2001.
(10)    Based on a Schedule 13G filed with the Commission on February 5, 1999.
(11)    Based on a Schedule 13G / A filed with the Commission on March 12, 2001.
(12)    Based on a Schedule 13G / A filed with the Commission on April 9, 2001.
(13)    Based on a Schedule 13G / A filed with the Commission on February 3,
        1997.
(14)    Based on a Form 5 filed with the Commission on February 21, 2001.
(15)    Based on a Schedule 13G filed with the Commission on November 2, 1992.




                                  OTHER MATTERS

        No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.



                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

        A stockholder's proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2002 must be received by such Fund on or before January 4, 2002, in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund's Annual Meeting of Stockholders in 2002, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 16, 2002 and not later than April 15, 2002, in the manner and form required by that Fund's By-Laws.

                                                          MARY E. MULLIN
                                                          Secretary

Dated:  [May 4, 2001]

        STOCKHOLDERS OF A FUND WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING FOR THAT FUND AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD FOR THE FUND AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                   MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
                     MORGAN STANLEY ASIA PACIFIC FUND, INC.
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                     THE LATIN AMERICAN DISCOVERY FUND, INC.
                             THE MALAYSIA FUND, INC.
                               THE THAI FUND, INC.
                        THE TURKISH INVESTMENT FUND, INC.
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
            (INDIVIDUALLY, THE "FUND" AND COLLECTIVELY, THE "FUNDS")

                             AUDIT COMMITTEE CHARTER

OBJECTIVES:

I. The Board of Directors of each of the Funds has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

        (a) to oversee each of the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

        (b) to oversee the quality and objectivity of each of the Funds' annual financial statements and the independent audit thereof; and

        (c) to act as a liaison between each of the Funds' independent auditors and the full Board of Directors of each Fund.

II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

RESPONSIBILITIES:

I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

        (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

        (b) to meet with each of the Funds' independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to each of the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to each of the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors render to each Board and each Funds' shareholders;

        (c) to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon each of the Funds of any changes in accounting principles or practices proposed by management or the auditors;

        (d) to review the fees charged by the auditors for audit and non-audit services;

        (e) to investigate improprieties or suspected improprieties in funds operations;

        (f) to report its activities to the full Board of each Fund on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

        (g) to review this Charter at least annually and recommend any changes to the full Board of Directors of each Fund.

II. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of each of the Funds and with representatives of the management company and other service providers responsible for financial reporting and controls.

III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

                                   PROXY CARD

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 12, 2001 at the Annual Meeting of Stockholders to be held on June 14, 2001, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated [May 4, 2001].

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.      Election of the following nominees as Directors:

FOR     WITHHELD

[ ]     [ ]
               Class I Nominee:
               Ronald E. Robison

               Class III Nominees:
               Gerard E. Jones, Barton M. Biggs, William G. Morton, Jr. and John A. Levin


               ----------------------------------------------

               For all nominees except as noted above

2. To approve or reject an amendment to the Fund's fundamental investment policies removing the 50% limit on the amount of the Fund's assets that may be invested in Japan.

    FOR               AGAINST             ABSTAIN

    [ ]                 [ ]                 [ ]

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND SET FORTH ABOVE AND IN FAVOR OF PROPOSAL NO. 2.

        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURES(S)
             -----------------------------------
DATE                , 2001
     ---------------

        When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

        If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]